UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2008

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas                                                76102
(Address of principal executive offices)                                                                                                     (Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐           Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Conditions.

On October 23, 2008, RadioShack Corporation (the “Company”) issued a press release containing certain information with respect to its third quarter 2008 financial results.  A copy of the press release is attached as Exhibit 99.1.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1    Press Release, dated October 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              RadioShack Corporation
                         (Registrant)

Date:  October 23, 2008                                                                /s/              James F. Gooch
                                    James F. Gooch
                                             Executive Vice President –
                                      Chief Financial Officer
                                      (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.                                           Description of Exhibit

99.1	Press Release, dated October 23, 2008